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Exhibit 10.3

EMPLOYMENT AND NONCOMPETITION AGREEMENT

        This EMPLOYMENT AND NONCOMPETITION AGREEMENT ("Agreement") is made as of August 20, 2002 between Stephen L. Green ("Executive") and SL Green Realty Corp., a Maryland corporation with its principal place of business at 420 Lexington Avenue, New York, New York 10170 (the "Employer").

        1.    Term.    The term of this Agreement shall commence on the date first above written and, unless earlier terminated as provided in Section 6 below, shall terminate on December 31, 2007 (the "Current Term"); provided, however, that Section 8 (and any enforcement or other procedural provisions hereof affecting Section 8) hereof shall survive the termination of this Agreement as provided therein. The Current Term shall automatically be extended for successive one year periods (each, a "Renewal Term"), unless either party shall notify the other in writing at least three months prior to the expiration of the Current Term or the applicable Renewal Term of its intention not to renew such Term. The period of Executive's employment hereunder consisting of the Current Term and all Renewal Terms, if any, is herein referred to as the "Employment Period".

        2.    Employment and Duties.

  (a)
  Duties.    During the Employment Period, Executive shall be employed in the business of the Employer and its affiliates. Executive shall serve the Employer as a senior corporate executive and shall have the title of Chief Executive Officer of the Employer and Chairman of the Board of Directors of the Employer (the "Board"); provided that Executive may resign from one or the other of such offices. Executive's duties and authority shall be as set forth in the By-laws of the Employer and as otherwise established from time to time by the Board, but in all events such duties shall be commensurate with his title and position with the Employer.

  (b)
  Best Efforts.    Executive agrees to his employment as described in this Section 2 and agrees to devote substantially all of his business time and efforts to the performance of his duties under this Agreement, except as otherwise approved by the Board; provided,however, that nothing herein shall be interpreted to preclude Executive, so long as there is no material interference with his duties hereunder, from (i) participating as an officer or director of, or advisor to, any charitable or other tax exempt organization or otherwise engaging in charitable, fraternal or trade group activities; (ii) continuing to serve on boards of directors of which Executive is a member at the time this Agreement is executed, and, with the consent of the Employer (which shall not be unreasonably withheld), serving on other boards of directors, or (iii) investing and managing his assets as a passive investor in other entities or business ventures, provided that he performs no management or similar role with respect to such entities or ventures and such investment does not violate Section 8 hereof.

  (c)
  Travel.    In performing his duties hereunder, Executive shall be available for all reasonable travel as the needs of the Employer's business may require. Executive shall be based in the metropolitan area of New York City.

        3.    Compensation and Benefits.    In consideration of Executive's services hereunder, the Employer shall compensate Executive as provided in this Agreement.

  (a)
  Base Salary.    For the period from the date hereof through December 31, 2002, the Employer shall pay Executive an aggregate minimum annual salary at the rate of $400,000 per annum during the Employment Period ("Base Salary"). Thereafter, Base Salary shall be $600,000. Base Salary shall be payable monthly in accordance with the Employer's normal business practices, and shall be reviewed by the Board or Compensation Committee at least annually. In no event shall Executive's Base Salary in effect at a particular time be reduced without his prior written consent.

  (b)
  Incentive Compensation/Bonuses.    In addition to Base Salary, during the Employment Period, Executive shall be eligible for and shall receive such discretionary annual bonuses and shall be eligible to participate in any incentive compensation plans in effect with respect to senior executive officers of the Employer, as the Board, in its sole discretion, may deem appropriate to reward Executive for job performance.

  (c)
  Stock Options.    As determined by the Board in its sole discretion, Executive may be eligible to participate in the Employer's then current Stock Option and Incentive Plan (the "Plan"), which authorizes the grant of stock options and stock awards.

  (d)
  Other Equity Awards.    Effective as of January 1, 2003, Executive shall be granted 175,000 restricted shares of Common Stock under the Plan. The grant shall generally be subject to the terms of the Plan and definitive award agreements between the Employer and Executive substantially in the form attached hereto as Exhibits A and B. In addition, the Employer shall pay Executive an additional cash amount, intended to serve generally as a tax gross-up, upon each date on which the restricted shares vest and become taxable, equal to 40% of the value of the shares included in Executive's taxable income on such date.

  (e)
  Expenses.    Executive shall be reimbursed for all reasonable business related expenses incurred by Executive at the request of or on behalf of the Employer, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Employer. Any expenses incurred during the Employment Period but not reimbursed by the Employer by the end of the Employment Period, shall remain the obligation of the Employer to so reimburse Executive.

  (f)
  Health and Welfare Benefit Plans.    During the Employment Period, Executive and Executive's immediate family shall be entitled to participate in such health and welfare benefit plans as the Employer shall maintain from time to time for the benefit of senior executive officers of the Employer and their families, on the terms and subject to the conditions set forth in such plan. Nothing in this Section shall limit the Employer's right to change or modify or terminate any benefit plan or program as it sees fit from time to time in the normal course of business so long as it does so for all senior executives of the Employer.

  (g)
  Vacations.    Executive shall be entitled to paid vacations in accordance with the then regular procedures of the Employer governing senior executive officers.

  (h)
  Other Benefits.    During the Employment Period, the Employer shall provide to Executive such other benefits as generally made available to other senior executives of the Employer. In addition, the Employer shall maintain life insurance for the benefit of Executive's beneficiaries in a face amount equal to $5,000,000; provided, however, that, such coverage shall only be required if available to the Employer at reasonable rates. If such insurance is not available at reasonable rates, then the Employer shall provide such coverage on a self-insured basis, at a cost to the Employer not to exceed the amount Executive would receive upon a termination by the Employer without Cause (as defined in Section 6(a)(iii) below) under Section 7(a)(ii); provided that, for purposes of this sentence, the multiplier in clause (y) of such Section shall be the lesser of (i) three or (ii) the number of years (including partial years) remaining in the then current Employment Period.

        4.    Indemnification and Liability Insurance.    The Employer agrees to indemnify Executive to the fullest extent permitted by applicable law, as the same exists and may hereafter be amended, from and against any and all losses, damages, claims, liabilities and expenses asserted against, or incurred or suffered by, Executive (including the costs and expenses of legal counsel retained by the Employer to defend Executive and judgments, fines and amounts paid in settlement actually and reasonably incurred by or imposed on such indemnified party) with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") in which Executive is made a party or threatened to be made a party, either with regard to his entering into this Agreement with the

Employer or in his capacity as an officer or director, or former officer or director, of the Employer or any affiliate thereof for which he may serve in such capacity. Such indemnification shall continue even after Executive is no longer employed by the Employer and shall inure to the benefit of his heirs, executors, and administrators. Expenses incurred by Executive in connection with any Proceeding shall be paid by the Employer in advance, upon request of Executive that the Employer pay such expenses. The Employer also agrees to secure and maintain officers and directors liability insurance providing coverage for Executive. The provisions of this Section 4 shall remain in effect after this Agreement is terminated irrespective of the reasons for termination. The indemnification provisions of this Section 4 shall not supersede or reduce any indemnification provided to Executive under any separate agreement, or the by-laws of the Employer, since it is intended that this Agreement shall, to the extent necessary, expand and extend Executive's rights to receive indemnity.

        5.    Employer's Policies.    Executive agrees to observe and comply with the reasonable rules and regulations of the Employer as adopted by the Board from time to time regarding the performance of his duties and to carry out and perform orders, directions and policies communicated to him from time to time by the Board, so long as same are otherwise consistent with this Agreement.

        6.    Termination.    Executive's employment hereunder may be terminated under the following circumstances:

  (a)
  Termination by the Employer.

  (i)
  Death.    Executive's employment hereunder shall terminate upon his death.

  (ii)
  Disability.    If, as a result of Executive's incapacity due to physical or mental illness or disability, Executive shall have been incapable of performing his duties hereunder even with a reasonable accommodation on a full-time basis for the entire period of 90 consecutive days or any 90 days in a 180-day period, and within 30 days after written Notice of Termination (as defined in Section 6(c)) is given he shall not have returned to the performance of his duties hereunder on a full-time basis, the Employer may terminate Executive's employment hereunder.

  (iii)
  Cause.    The Employer may terminate Executive's employment hereunder for Cause. For purposes of this Agreement, "Cause" shall mean: (i) Executive's commission of a felony; (ii) Executive's gross negligence, willful or material misconduct or material fraud; (iii) Executive's material breach of any of his obligations in Sections 8(a) through 8(e) of this Agreement; or (iv) Executive's repeated failure to competently perform his duties after receiving at least 30 days notice from the Employer specifically identifying the manner in which Executive has failed to competently perform and being given sufficient time to correct his incompetent performance (it being understood that, for this purpose, the manner and level of Executive's performance shall not be determined based on the financial performance of the Employer).

  (iv)
  Without Cause.    Executive's employment hereunder may be terminated by the Employer at any time with or without Cause (as defined in Section 6(a)(iii) above), by a majority vote of all of the members of the Board (other than Executive) upon written notice to Executive, subject only to the severance provisions specifically set forth in Section 7.

  (b)
  Termination by Executive.

  (i)
  Disability.    Executive may terminate his employment hereunder for Disability within the meaning of Section 6(a)(ii) above.

  (ii)
  With Good Reason.    Executive's employment hereunder may be terminated by Executive with Good Reason effective immediately by written notice to the Board. For purposes of this Agreement, with "Good Reason" shall mean, without Executive's prior written consent: (i) a failure of the Board to elect Executive to office of Chief Executive Officer or of Executive to be elected as Chairman of the Board (unless, in each case, Executive has declined to seek such respective office) as set forth in Section 2; (ii) a failure by the Employer to pay compensation in accordance with the provisions of Section 3, which failure has not been cured within 14 days after the notice of the failure (specifying the same) has been given by Executive to the Employer; (iii) a material breach by the Employer of any other provision of this Agreement which has not been cured within 30 days after notice of noncompliance (specifying the nature of the noncompliance) has been given by Executive to the Employer; (iv) the occurrence of a Change-in-Control (as defined in Section 6(c) below); or (v) the relocation of the Employer's principal executive offices or Executive's own office location to a location which is not in the metropolitan area of New York City.

    (iii)
    Without Good Reason.    Executive shall have the right to terminate his employment hereunder without Good Reason, subject to the terms and conditions of this Agreement.

  (c)
  Definitions.    The following terms shall be defined as set forth below.

  (i)
  A "Change-in-Control" shall be deemed to have occurred if:

  (A)
  any Person, together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act")) of such Person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Employer or SL Green Operating Partnership, L.P. (the "OP") representing 25% or more of either (1) the combined voting power of the Employer's and/or OP's then outstanding securities having the right to vote in an election of the Board ("Voting Securities") or (2) the then outstanding shares of all classes of stock of the Employer or OP (in either such case other than as a result of the acquisition of securities directly from the Employer or OP); or

  (B)
  the members of the Board at the beginning of any consecutive 24-calendar-month period commencing on or after the date hereof (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Employer's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; or

  (C)
  the stockholders of the Employer shall approve (1) any consolidation or merger of the Employer or any subsidiary where the stockholders of the Employer, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate at least 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (2) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Employer, if the shareholders of the Employer and unitholders of the OP taken as a whole and considered as one class immediately before such transaction own, immediately after consummation of such transaction, equity securities and partnership units possessing less than fifty (50%) percent of the surviving or acquiring company and partnership taken as a whole or (3) any plan or proposal for the liquidation or dissolution of the Employer;

      (D)
      Notwithstanding the foregoing, a "Change-in-Control" shall not be deemed to have occurred for purposes of the foregoing clause (A) solely as the result of an acquisition of securities by the Employer which, by reducing the number of shares of stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of stock of the Employer beneficially owned by any Person to 25% or more of the shares of stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to 25% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any Person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional stock of the Employer or other Voting Securities (other than pursuant to a share split, stock dividend, or similar transaction), then a "Change-in-Control" shall be deemed to have occurred for purposes of the foregoing clause (A).

    (ii)
    "Person" shall have the meaning used in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that the term "Person" shall not include (A) Stephen L. Green, or (B) the Employer, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Employer or any of its subsidiaries. In addition, no Change-in-Control shall be deemed to have occurred under clause (i)(A) above by virtue of a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming a beneficial owner as described in such clause, if any individual or entity described in clause (A) or (B) of the foregoing sentence is a member of such group.

  (d)
  Notice of Termination.    Any termination of Executive's employment by the Employer or by Executive (other than on account of death) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and, as applicable, shall set forth in reasonable detail the fact and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

        7.    Compensation Upon Termination.

  (a)
  Termination By Employer Without Cause or By Executive With Good Reason.    If (i) Executive is terminated by the Employer without Cause pursuant to Section 6(a)(iv) above, or (ii) Executive shall terminate his employment hereunder with Good Reason pursuant to Section (6)(b)(ii) above, then the Employment Period shall terminate as of the effective date set forth in the written notice of such termination (the "Termination Date") and Executive shall be entitled to the following payments and benefits:

  (i)
  Executive shall receive any earned and accrued but unpaid Base Salary on the Termination Date, and any earned and accrued but unpaid incentive compensation and bonuses payable at such times as would have applied without regard to such termination.

  (ii)
  The Employer shall make a lump sum payment to Executive on the Termination Date equal to (x) the sum of the average of the Base Salary paid to Executive for the year in which the Termination Date occurs and the year immediately prior thereto, plus the average of the annual performance bonuses paid to Executive for the immediately preceding two years, multiplied (y) by three.

    (iii)
    Executive shall continue to receive the benefits described in Section 3(f) existing on the date of termination for a period of three years following such termination; provided that, if such continued coverage is not feasible in light of tax or other legal considerations or as a result of the terms of the underlying benefit arrangements, the Employer shall reimburse Executive for his costs that exceed the amount Executive would have otherwise paid for his portion of the premiums for such benefits.

    (iv)
    Any unvested shares of restricted stock (i.e., shares then still subject to restrictions under the applicable award agreement) granted to Executive by the Employer shall become vested (i.e., free from such restrictions) and, as applicable, Executive shall be entitled to receive the cash amount described in the last sentence of Section 3(d), and any unexercisable or unvested stock options granted to Executive by the Employer shall become exercisable and vested on the date of Executive's termination. Any unexercised stock options granted to Executive by the Employer shall remain exercisable for the initial applicable term stated at the time of the grant.

Other than as expressly provided in this Section 7(a), the Employer shall have no further obligations hereunder following such termination.

  (b)
  Termination By the Employer For Cause or By Executive Without Good Reason.    If (i) Executive is terminated by the Employer for Cause pursuant to Section 6(a)(iii) above, or (ii) Executive voluntarily terminates his employment hereunder without Good Reason pursuant to Section 6(b)(iii) above, then the Employment Period shall terminate as of the effective date set forth in the written notice of such termination (the "Termination Date") and Executive shall be entitled to receive his earned and accrued but unpaid Base Salary at the rate then in effect until the Termination Date. In addition, in such event, Executive shall be entitled (i) to receive any earned and accrued but unpaid incentive compensation or bonuses, payable at such times as would have applied without regard to such termination, (ii) to exercise any options which have vested as of the termination of Executive's employment and are exercisable to the extent provided by and otherwise in accordance with the terms of the applicable option grant agreement or plan, and (iii) to retain any restricted shares of the Employer's stock which have vested as of the termination of Executive's employment. Other than as expressly provided in this Section 7(b), the Employer shall have no further obligations hereunder following such termination.

  (c)
  Termination by Reason of Death.    If Executive's employment terminates due to his death, (i) Executive's estate or beneficiaries shall be entitled to receive (A) any earned and accrued but unpaid Base Salary and any earned and accrued but unpaid annual performance bonuses or incentive compensation, payable at such times as would have applied without regard to such termination, and (B) any proceeds from applicable life insurance on the life of Executive (or alternative coverage) as contemplated by Section 3(h), and (ii) all unvested shares of restricted stock and all stock options granted to Executive shall become vested and exercisable on the date of Executive's termination due to his death and, as applicable, Executive shall be entitled to receive the cash amount described in the last sentence of Section 3(d) with respect to the restricted shares referenced in such Section 3(d). Any unexercised stock options granted to Executive shall remain exercisable for the initial applicable term stated at the time of the grant. Other than as expressly provided in this Section 7(c), the Employer shall have no further obligations hereunder following such termination.

  (d)
  Termination by Reason of Disability.    If Executive's employment terminates due to his disability as defined in Section 6(a)(ii) above, (i) Executive shall be entitled to receive (A) any earned and accrued but unpaid Base Salary and any earned and accrued but unpaid annual performance bonuses or incentive compensation, payable at such times as would have applied without regard to such termination, and (B) for a period of three years following such termination, Executive shall be entitled to receive (without duplication of amounts described in clause (A)) (x) continuing payments at the rate of the average of the Base Salary paid to Executive for the year in which the Termination Date occurs and the year immediately prior thereto, to be paid at the times salary payments are made to continuing senior executives, and (y) payments each equal in amount to the average of the annual performance bonuses paid to Executive for the immediately preceding two years, each to be paid at the times bonus payments are to be made (for each full performance year ending within such three-year period) to continuing senior executives; and (ii) all unvested shares of restricted stock and all stock options granted to Executive shall become vested and exercisable on the date of Executive's termination due to his disability and, as applicable, Executive shall be entitled to receive the cash amount described in the last sentence of Section 3(d) with respect to the restricted shares referenced in such Section 3(d). Any unexercised stock options granted to Executive shall remain exercisable for the initial applicable term stated at the time of the grant. Other than as expressly provided in this Section 7(d), the Employer shall have no further obligations hereunder following such termination.

        8.    Confidentiality; Prohibited Activities.    Executive and the Employer recognize that due to the nature of his employment and relationship with the Employer, Executive has access to and develops confidential business information, proprietary information, and trade secrets relating to the business and operations of the Employer. Executive acknowledges that such information is valuable to the business of the Employer, and that disclosure to, or use for the benefit of, any person or entity other than the Employer, would cause irreparable damage to the Employer. Executive further acknowledges that his duties for the Employer include the duty to develop and maintain client, customer, employee, and other business relationships on behalf of the Employer; and that access to and development of those close business relationships for the Employer render his services special, unique and extraordinary. In recognition that the good will and business relationships described herein are valuable to the Employer and that loss of or damage to those relationships would destroy or diminish the value of the Employer, and in consideration of the compensation (including severance) arrangements hereunder, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Executive, Executive agrees as follows:

  (a)
  Confidentiality.    During the term of this Agreement (including any renewals), and at all times thereafter, Executive shall maintain the confidentiality of all confidential or proprietary information of the Employer ("Confidential Information"), and, except in furtherance of the business of the Employer or as specifically required by law or by court order, he shall not directly or indirectly disclose any such information to any person or entity; nor shall he use Confidential Information for any purpose except for the benefit of the Employer. For purposes of this Agreement, "Confidential Information" includes, without limitation: client or customer lists, identities, contacts, business and financial information (excluding those of Executive prior to employment with Employer); investment strategies; pricing information or policies, fees or commission arrangements of the Employer; marketing plans, projections, presentations or strategies of the Employer; financial and budget information of the Employer; new personnel acquisition plans; and all other business related information which has not been publicly disclosed by the Employer. This restriction shall apply regardless of whether such Confidential Information is in written, graphic, recorded, photographic, data or any machine-readable form or is orally conveyed to, or memorized by, Executive.

  (b)
  Prohibited Activities.    Because Executive's services to the Employer are essential and because Executive has access to the Employer's Confidential Information, Executive covenants and agrees that:

  (i)
  during the Employment Period, and for the 18-month period following the termination of Executive by either party for any reason including the expiration of the term of this Agreement, Executive will not, without the prior written consent of the Board which shall include the unanimous consent of the Directors other than Executive or any other officer of the Employer, directly or indirectly (individually, or through or on behalf of another entity as owner, partner, agent, employee, consultant, or in any other capacity), engage, participate or assist, as an owner, partner, employee, consultant, director, officer, trustee or agent, in the acquisition, development, management, leasing or financing of any office real estate property anywhere in the New York City metropolitan area, subject, however, to Section 8(c) below; and

  (ii)
  during the Employment Period, and for the 18-month period following the termination of Executive by either party for any reason (including the expiration of the term of this Agreement), Executive will not, without the prior written consent of the Board which shall include the unanimous consent of the Directors other than Executive or any other officer of the Employer, directly or indirectly (individually, or through or on behalf of another entity as owner, partner, agent, employee, consultant, or in any other capacity), solicit, encourage, or engage in any activity to induce any employee of the Employer to terminate employment with the Employer, or to become employed by, or to enter into a business relationship with, any other person or entity. For purposes of this subsection, the term "employee" means any individual who is an employee of or consultant to the Employer (or any affiliate) during the six-month period prior to Executive's last day of employment.

  (c)
  Other Investments.    Notwithstanding anything contained herein to the contrary, Executive is not prohibited from (i) maintaining his investment in any Option Property (as such term is defined in the Employer's final prospectus relating to the Employer's IPO) or in any asset listed in the Employer's final prospectus relating to the IPO under the caption "The Properties—Assets Not Being Transferred to the Company" and (ii) from making investments in any entity that engages, directly or indirectly, in the acquisition, development, construction, operation, management, financing or leasing of office real estate properties, regardless of where they are located if Executive's aggregate investment in such entity constitutes less than one percent of the equity ownership of such entity.

  (d)
  Employer Property.    Executive acknowledges that all originals and copies of materials, records and documents generated by him or coming into his possession during his employment by the Employer are the sole property of the Employer ("Employer Property"). During his employment, and at all times thereafter, Executive shall not remove, or cause to be removed, from the premises of the Employer, copies of any record, file, memorandum, document, computer related information or equipment, or any other item relating to the business of the Employer, except in furtherance of his duties under this Agreement. When Executive terminates his employment with the Employer, or upon request of the Employer at any time, Executive shall promptly deliver to the Employer all originals and copies of Employer Property in his possession or control and shall not retain any originals or copies in any form.

  (e)
  No Disparagement.    For one year following termination of Executive's employment for any reason, Executive shall not intentionally disclose or cause to be disclosed any negative, adverse or derogatory comments or information about (i) the Employer and its parent, affiliates or subsidiaries, if any; (ii) any product or service provided by the Employer and its parent, affiliates or subsidiaries, if any; or (iii) the Employer's and its parent's, affiliates' or subsidiaries' prospects for the future. For one year following termination of Executive's employment for any reason, the Employer shall not disclose or cause to be disclosed any negative, adverse or derogatory comments or information about Executive. Nothing in this Section shall prohibit either the Employer or Executive from testifying truthfully in any legal or administrative proceeding.

  (f)
  Remedies.    Executive declares that the foregoing limitations in Sections 8(a) through 8(e) above are reasonable and necessary for the adequate protection of the business and the goodwill of the Employer. If any restriction contained in this Section 8 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, scope, or other provisions hereof to make the restriction consistent with applicable law, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby. In the event that Executive breaches any of the promises contained in this Section 8, Executive acknowledges that the Employer's remedy at law for damages will be inadequate and that the Employer will be entitled to specific performance, a temporary restraining order or preliminary injunction to prevent Executive's prospective or continuing breach and to maintain the status quo. The existence of this right to injunctive relief, or other equitable relief, or the Employer's exercise of any of these rights, shall not limit any other rights or remedies the Employer may have in law or in equity, including, without limitation, the right to arbitration contained in Section 9 hereof and the right to compensatory and monetary damages. In the event that a final non-appealable judgment is entered in favor of one of the parties, that party shall be reimbursed by the other party for all costs and attorneys' fees incurred by such party in such action. Executive hereby agrees to waive his right to a jury trial with respect to any action commenced to enforce the terms of this Agreement.

  (g)
  Transition.    Regardless of the reason for his departure from the Employer, Executive agrees that at the Employer's sole costs and expense, for a period of not more than 30 days after termination of Executive, he shall take all steps reasonably requested by the Employer to effect a successful transition of client and customer relationships to the person or persons designated by the Employer, subject to Executive's obligations to his new employer.

  (h)
  Cooperation with Respect to Litigation.    During the Employment period and at all times thereafter, Executive agrees to give prompt written notice to the Employer of any claim relating to the Employer and to cooperate fully, in good faith and to the best of his ability with the Employer in connection with any and all pending, potential or future claims, investigations or actions which directly or indirectly relate to any action, event or activity about which Executive may have knowledge in connection with or as a result of his employment by the Employer hereunder. Such cooperation will include all assistance that the Employer, its counsel or its representatives may reasonably request, including reviewing documents, meeting with counsel, providing factual information and material, and appearing or testifying as a witness; provided, however, that the Employer will reimburse Executive for all reasonable expenses, including travel, lodging and meals, incurred by him in fulfilling his obligations under this Section 8(h) and, except as may be required by law or by court order, should Executive then be employed by an entity other than the Employer, such cooperation will not materially interfere with Executive's then current employment.

  (i)
  Survival.    The provisions of this Section 8 shall survive termination of Executive's employment and any other provisions relating to the enforcement thereof. The covenants contained in Section 8 shall be construed as independent of any of other provisions contained in this

    Agreement and shall be enforceable regardless of whether Executive has a claim against the Employer under this Agreement or otherwise.

        9.    Arbitration.    Any controversy or claim arising out of or relating to this Agreement or the breach of this Agreement (other than a controversy or claim arising under Section 8, to the extent necessary for the Employer (or its affiliates, where applicable) to avail itself of the rights and remedies referred to in Section 8(f)) that is not resolved by Executive and the Employer (or its affiliates, where applicable) shall be submitted to arbitration in New York, New York in accordance with New York law and the procedures of the American Arbitration Association. The determination of the arbitrator(s) shall be conclusive and binding on the Employer (or its affiliates, where applicable) and Executive and judgment may be entered on the arbitrator(s)' award in any court having jurisdiction.

        10.    Conflicting Agreements.    Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which he is a party or is bound, and that he is not now subject to any covenants against competition or similar covenants which would affect the performance of his obligations hereunder.

        11.    No Duplication of Payments.    Executive shall not be entitled to receive duplicate payments under any of the provisions of this Agreement.

        12.    Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand and or sent by prepaid telex, cable or other electronic devices or sent, postage prepaid, by registered or certified mail or telecopy or overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

  (a)
  if to Executive:

  Stephen L. Green
  845 United Nations Plaza
  Apartment 65 B&C
  New York, NY 10017

  (b)
  if to the Employer:

  SL Green Realty Corp.
  420 Lexington Avenue
  New York, New York 10170
  Attention: President

  with a copy to:

  Clifford Chance US LLP
  200 Park Avenue
  New York, New York 10166
  Attention: Robert E. King, Jr.

or such other address as either party may from time to time specify by written notice to the other party hereto.

        13.    Amendments.    No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by the party against whom such amendment, modification or waiver is sought.

        14.    Severability.    If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion hereof) or the application of such provision to any other persons or circumstances.

        15.    Withholding.    The Employer shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.

        16.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Employer may be merged or which may succeed to its assets or business, provided,however, that the obligations of Executive are personal and shall not be assigned by him. This Agreement shall inure to the benefit of and be enforceable by Executive's personal and legal representatives, executors, administrators, assigns, heirs, distributees, devisees and legatees.

        17.    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

        18.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

        19.    Choice of Venue.    Executive agrees to submit to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, for the purpose of any action to enforce any of the terms of this Agreement.

        20.    Parachutes.    Notwithstanding any other provision of this Agreement, if all or any portion of the payments and benefits provided under this Agreement (including without limitation any accelerated vesting), or any other payments and benefits which Executive receives or is entitled to receive from the Employer or an affiliate, or any combination of the foregoing, would constitute an excess "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") (whether or not under an existing plan, arrangement or other agreement) (each such parachute payment, a "Parachute Payment"), and would result in the imposition on Executive of an excise tax under Section 4999 of the Code or any successor thereto, then, in addition to any other benefits to which Executive is entitled under this Agreement, Executive shall be paid by the Employer an amount in cash equal to the sum of the excise taxes payable by Executive by reason of receiving Parachute Payments plus the amount necessary to put Executive in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest possible applicable rates on such Parachute Payments (including without limitation any payments under this Section 20) as if no excise taxes had been imposed with respect to Parachute Payments (the "Parachute Gross-up"). The amount of any payment under this Section 20 shall be computed by a certified public accounting firm of national reputation reasonably selected by Executive and reasonably acceptable to the Employer. If the Employer desires to dispute the computation rendered by such accounting firm, the Employer may select an alternative certified public accounting firm of national reputation to perform the applicable computations. If the two accounting firms cannot agree upon the computations, Executive and the Employer will jointly appoint a third certified public accounting firm of national reputation, reasonably acceptable to Executive and the Employer, within 10 calendar days after the two conflicting computations have been rendered. Such third accounting firm shall be asked to determine within 30 calendar days the computation of the Parachute Gross-up to be paid to Executive, and payments shall be made accordingly. In any event, the Employer will pay to Executive or pay on Executive's behalf the Parachute Gross-up as computed by the accounting firm initially selected by Executive by the time any taxes payable by Executive as a result of the Parachute Payments become due, with Executive agreeing to return the excess amount of such payment over the final computation rendered from the process described in this Section 20. Executive and the Employer will provide the accounting firms with all information which any accounting firm reasonably deems necessary in computing the Parachute Gross-up to be made available to Executive. The costs and expenses of all of the accounting firms retained to perform the computations described above shall be borne by the Employer. In the event that the Internal Revenue Service or a court, as applicable, finally and in a decision that has become unappealable, determines that a greater or lesser amount of tax is due, then the Employer shall within five business days thereafter shall pay the additional amounts, or Executive within five business days after receiving a refund shall pay over the amount refunded to the Employer, respectively; provided that (i) Executive shall not initiate any proceeding or other contests regarding these matters, other than at the direction of the Employer, and shall provide notice to the Employer of any proceeding or other contest regarding these matters initiated by the Internal Revenue Service, and (ii) the Employer shall be entitled to direct and control all such proceeding and other contests, if it commits to and does pay all costs (including without limitation legal and other professional fees) associated therewith.

        21.    Entire Agreement.    This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The parties hereto shall not be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

        22.    Section Headings.    Section headings used in this Agreement are included for convenience of reference only and will not affect the meaning of any provision of this Agreement.

        23.    Board Approval.    The Employer represents that the Board has approved the economic terms of this Agreement.

        IN WITNESS WHEREOF, this Agreement is effective as of the day and year first written above, and is being executed on January 23, 2003.

SL GREEN REALTY CORP.
By:
Name: Andrew S. Levine Title: Executive Vice President
Stephen L. Green

EXHIBIT A

SL GREEN REALTY CORP.
AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

        AGREEMENT by and between SL Green Realty Corp., a Maryland corporation (the "Company") and Stephen L. Green (the "Grantee"), dated as of the 23rd day of January, 2003.

        WHEREAS, the Company maintains the SL Green Realty Corp. Amended 1997 Stock Option and Incentive Plan, as it may be amended from time to time (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

        WHEREAS, the Grantee is an employee of the Company; and

        WHEREAS, pursuant to the Grantee's employment agreement with the Company dated as of August 20, 2002 (the "Employment Agreement"), the Committee has determined that it is in the best interests of the Company and its shareholders to grant restricted stock to the Grantee subject to the terms and conditions set forth below.

        NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

        1.    Grant of Restricted Stock.

        The Company hereby grants the Grantee 87,500 restricted shares of Common Stock of the Company (the "Restricted Stock"), subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

        2.    Restrictions and Conditions.

  (a)
  The Restricted Stock shall be subject to the following restrictions and conditions:

  (i)
  Subject to clauses (iii) and (iv) below, the period of restriction with respect to shares of Restricted Stock granted hereunder (the "Restriction Period") shall begin on the date hereof, and lapse in accordance with Schedule I. Subject to the provisions of the Plan and this Agreement, during the Restriction Period, except as may otherwise be permitted by the Committee (after consideration of, among other things, any applicable securities and tax considerations) in connection with the Grantee's trust or estate planning, the Grantee shall not be permitted voluntarily or involuntarily to assign, transfer, or otherwise encumber or dispose of shares of Restricted Stock awarded under the Plan.

  (ii)
  Except as provided in the foregoing clause (i), the Grantee shall have, in respect of the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the underlying shares. The Grantee shall be entitled to receive any cash dividends on any shares of Restricted Stock (whether or not then subject to restrictions) which have not been forfeited. Certificates for shares of Stock (not subject to restrictions) shall be delivered to the Grantee promptly after, and only after, the Restriction Period shall lapse without forfeiture in respect of such shares.

  (iii)
  Subject to clause (iv) below, upon the termination of the Grantee's employment with the Company and its Affiliates for any reason by the Company and its Affiliates or by the Grantee during the Restriction Period, then all shares of Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

  (iv)
  In the event that during the Restriction Period the Grantee's employment with the Company and its Affiliates terminates (A) on account of the death or disability (as defined in the Employment Agreement) of the Grantee as contemplated by the Employment Agreement; (B) by the Company Without Cause (as defined in the Employment Agreement); or (C) by the Executive for Good Reason (as defined in the Employment Agreement) as contemplated by the Employment Agreement, then any restrictions provided herein will immediately lapse on all Restricted Stock, and the Grantee (or designee) shall own such shares free and clear of all restrictions imposed hereby, free to hold or dispose of such shares in the Grantee's (or designee's) discretion, subject to all applicable federal and state laws.

  (b)
  The Grantee shall be issued a stock certificate in respect of the shares of Restricted Stock awarded hereunder. Such certificate shall be registered in the name of the Grantee, and may include any legend which the Committee deems appropriate to reflect any restrictions on transfer provided hereunder or under the Plan, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to this a Agreement, substantially in the following form:

      THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SL GREEN REALTY CORP. AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN, AS IT MAY BE AMENDED FROM TIME TO TIME, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SL GREEN REALTY CORP. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF SL GREEN REALTY CORP. AT 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10170.

    The Committee shall require that such stock certificate be held in custody by the Company until the restrictions hereunder shall have lapsed, and that, as a condition of the shares of Restricted Stock awarded hereunder, the Grantee shall deliver a stock power, endorsed in blank, relating to the shares covered by this Agreement. If and when such restrictions so lapse, such stock certificate shall be delivered by the Company to the Grantee or his or her designee, and the Grantee (or designee) shall own such shares free and clear of all restrictions imposed hereby, free to hold or dispose of such shares in the Grantee's (or designee's) discretion, subject to all applicable federal and state laws.

  3.
  Miscellaneous.

  (a)
  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

  (b)
  The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons.

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  (c)
  All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 3(b).

  (d)
  Without limiting the Grantee's rights as may otherwise be applicable in the event of a Change of Control (as defined in the Employment Agreement), if the Company shall be consolidated or merged with another corporation or other entity, the Grantee may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with the Plan, and such stock, securities or other property shall become subject to the restrictions and requirements imposed under the Plan and this Agreement, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in the Plan.

    Any shares or other securities distributed to the Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by the Plan and this Agreement, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in the Plan.

  (e)
  The failure of the Grantee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Grantee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

  (f)
  The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.

  (g)
  Nothing in this Agreement shall confer on the Grantee any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its shareholders to terminate the Grantee's employment or other service at any time.

  (h)
  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

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        IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the day and year first above written.

SL GREEN REALTY CORP.
By:
Name: Andrew S. Levine Title: Executive Vice President

STEPHEN L. GREEN

4

SCHEDULE I

The shares of Restricted Stock shall become free from restriction on each January 1 commencing on January 1, 2004 (each, a "Vesting Date"), on an annual basis, in the amount of 17,500 shares per year, subject to the achievement of certain performance criteria set forth below:

  (i)
  All 17,5000 shares shall become free from restriction in an applicable year if the Company achieves either (A) a 7% increase in funds from operations on a per-share basis or (B) a 10% total return to shareholders (including all dividends and stock appreciation) on each share of Common Stock, during the last fiscal year completed before the applicable Vesting Date.

  (ii)
  If the performance criteria set forth in paragraph (i) above is not achieved in the fiscal year immediately preceding the applicable Vesting Date, the shares of Restricted Stock that did not become free from restriction in such year may still become free from restriction upon the satisfaction of the performance criteria on a cumulative basis beginning with the first fiscal year applicable to this Agreement and ending with the then-current fiscal year. If the cumulative performance measures are satisfied, then any restrictions on shares of Restricted Stock that failed to lapse during such prior year shall lapse as of the applicable Vesting Date.

Notwithstanding the foregoing, if the performance criteria set forth in paragraph (i) above for a particular year is not met, but the Company's total return to shareholders is in the top one-third of its peer group companies (as to be determined for such year by the Committee in its sole discretion) during the last fiscal year completed immediately prior to the applicable Vesting Date, then the restrictions on 100% of the shares of Restricted Share that otherwise would have become free of restriction on such Vesting Date shall become free from restriction.

EXHIBIT B

SL GREEN REALTY CORP.
AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

        AGREEMENT by and between SL Green Realty Corp., a Maryland corporation (the "Company") and Stephen L. Green (the "Grantee"), dated as of the 23rd day of January, 2003.

        WHEREAS, the Company maintains the SL Green Realty Corp. Amended 1997 Stock Option and Incentive Plan, as it may be amended from time to time (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

        WHEREAS, the Grantee is an employee of the Company; and

        WHEREAS, pursuant to the Grantee's employment agreement with the Company dated as of August 20, 2002 (the "Employment Agreement"), the Committee has determined that it is in the best interests of the Company and its shareholders to grant restricted stock to the Grantee subject to the terms and conditions set forth below.

        NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

        1.    Grant of Restricted Stock.

        The Company hereby grants the Grantee 87,500 restricted shares of Common Stock of the Company (the "Restricted Stock"), subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

        2.    Restrictions and Conditions.

  (a)
  The Restricted Stock shall be subject to the following restrictions and conditions:

  (i)
  Subject to clauses (iii) and (iv) below, the period of restriction with respect to shares of Restricted Stock granted hereunder (the "Restriction Period") shall begin on the date hereof, and lapse with respect to 20% of such shares on January 1, 2004, and with respect to an additional 20% of such shares on each of the first four anniversaries of the date hereof (with the result that all of the shares shall become free from restriction on January 1, 2008). Subject to the provisions of the Plan and this Agreement, during the Restriction Period, except as may otherwise be permitted by the Committee (after consideration of, among other things, any applicable securities and tax considerations) in connection with the Grantee's trust or estate planning, the Grantee shall not be permitted voluntarily or involuntarily to assign, transfer, or otherwise encumber or dispose of shares of Restricted Stock awarded under the Plan.

  (ii)
  Except as provided in the foregoing clause (i), the Grantee shall have, in respect of the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the underlying shares. The Grantee shall be entitled to receive any cash dividends on any shares of Restricted Stock (whether or not then subject to restrictions) which have not been forfeited. Certificates for shares of Stock (not subject to restrictions) shall be delivered to the Grantee promptly after, and only after, the Restriction Period shall lapse without forfeiture in respect of such shares.

  (iii)
  Subject to clause (iv) below, upon the termination of the Grantee's employment with the Company and its Affiliates for any reason by the Company and its Affiliates or by the Grantee during the Restriction Period, then all shares of Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

  (iv)
  In the event that during the Restriction Period the Grantee's employment with the Company and its Affiliates terminates (A) on account of the death or disability (as defined in the Employment Agreement) of the Grantee as contemplated by the Employment Agreement; (B) by the Company Without Cause (as defined in the

      Employment Agreement); or (C) by the Executive for Good Reason (as defined in the Employment Agreement) as contemplated by the Employment Agreement, then any restrictions provided herein will immediately lapse on all Restricted Stock, and the Grantee (or designee) shall own such shares free and clear of all restrictions imposed hereby, free to hold or dispose of such shares in the Grantee's (or designee's) discretion, subject to all applicable federal and state laws.

  (b)
  The Grantee shall be issued a stock certificate in respect of the shares of Restricted Stock awarded hereunder. Such certificate shall be registered in the name of the Grantee, and may include any legend which the Committee deems appropriate to reflect any restrictions on transfer provided hereunder or under the Plan, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to this a Agreement, substantially in the following form:

      THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SL GREEN REALTY CORP. AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN, AS IT MAY BE AMENDED FROM TIME TO TIME, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SL GREEN REALTY CORP. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF SL GREEN REALTY CORP. AT 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10170.

    The Committee shall require that such stock certificate be held in custody by the Company until the restrictions hereunder shall have lapsed, and that, as a condition of the shares of Restricted Stock awarded hereunder, the Grantee shall deliver a stock power, endorsed in blank, relating to the shares covered by this Agreement. If and when such restrictions so lapse, such stock certificate shall be delivered by the Company to the Grantee or his or her designee, and the Grantee (or designee) shall own such shares free and clear of all restrictions imposed hereby, free to hold or dispose of such shares in the Grantee's (or designee's) discretion, subject to all applicable federal and state laws.

        3.    Miscellaneous.

  (a)
  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

  (b)
  The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons.

  (c)
  All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the

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    Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 3(b).

  (d)
  Without limiting the Grantee's rights as may otherwise be applicable in the event of a Change of Control (as defined in the Employment Agreement), if the Company shall be consolidated or merged with another corporation or other entity, the Grantee may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with the Plan, and such stock, securities or other property shall become subject to the restrictions and requirements imposed under the Plan and this Agreement, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in the Plan.

    Any shares or other securities distributed to the Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by the Plan and this Agreement, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in the Plan.

  (e)
  The failure of the Grantee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Grantee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

  (f)
  The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.

  (g)
  Nothing in this Agreement shall confer on the Grantee any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its shareholders to terminate the Grantee's employment or other service at any time.

  (h)
  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

        IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the day and year first above written.

SL GREEN REALTY CORP.
By:
Name: Andrew S. Levine Title: Executive Vice President
STEPHEN L. GREEN

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EMPLOYMENT AND NONCOMPETITION AGREEMENT
EXHIBIT A SL GREEN REALTY CORP. AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN RESTRICTED STOCK AWARD AGREEMENT
SCHEDULE I
EXHIBIT B SL GREEN REALTY CORP. AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN RESTRICTED STOCK AWARD AGREEMENT